SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                      ____________________

                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934

 Date of Report (Date of earliest event reported): May 22, 2000

                       ___________________

                FECHTOR, DETWILER, MITCHELL & CO.
       (Exact name of registrant as specified in charter)


      DELAWARE                        0-12926                95-2627415
(State of other jurisdiction     (Commission File       (I.R.S. Employer
incorporation or organization)        Number)          Identification No.)

  225 FRANKLIN STREET, 20TH FLOOR,  BOSTON, MASSACHUSETTS 02110
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: 617-451-0100

ITEM 5.   OTHER EVENTS
----------------------

     On May 22, 2000, the Registrant announced that Richard Fechtor retired as Chief Executive Officer and as a member of the Board of Directors of the Registrant. Additionally, James Mitchell was named as Chief Executive Officer, Andrew Detwiler was named President and Robert Detwiler was appointed by the Board of Directors to fill the vacancy on the Board resulting from Richard Fechtor's retirement. The Registrant also announced its repurchase of 1,400,000 shares of Common Stock from Mr. Fechtor at a price of $1.00 per share. Such repurchase was completed on May 29, 2000.

     A copy of the press release concerning this announcement is attached as Exhibit 28.1 to this Report and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

          (c)  Exhibits.

               The following exhibit is filed herewith:

               28.1 Press Release dated May 22, 2000 announcing
		    retirement of Richard Fechtor and repurchase of shares of Common Stock.

                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FECHTOR, DETWILER, MITCHELL & CO.

Dated:  June 13, 2000               By:  /s/ ROBERT E. JEFFORDS
					-------------------------
                                   	Robert E. Jeffords
                                   	Assistant Secretary

                             EXHIBIT 28.1

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NEWS RELEASE                                                        FEDM
-------------------------------------------------------------------------
Contacts: James K. Mitchell                       Stephen D. Martino
          Chairman and CEO                   Chief Financial Officer
          (858) 450-0055                              (617) 747-0154

Fechtor, Detwiler, Mitchell & Co. Announces Retirement of Richard Fechtor

BOSTON, MA (May 22, 2000) - Fechtor, Detwiler, Mitchell & Co. (NASDAQ:
FEDM) today announced the following management changes at its parent company. Richard Fechtor retired as Chief Executive Officer and Director, Robert Detwiler was elected a Director and James K. Mitchell was appointed Chief Executive Officer. Additionally, Andrew Detwiler was appointed President. In connection with Mr. Fechtor's retirement, the Company repurchased 1,400,000 common shares of Fechtor, Detwiler, Mitchell & Co. from Mr. Fechtor at the price of $1.00 per share.

Commenting on the transition, Mr. Mitchell stated, "We appreciate Rich Fechtor's many contributions to the Company and we look forward to his continued association with us in a consulting capacity." He continued, "We are delighted to have founder Bob Detwiler back on the Board of Directors."

Richard Fechtor stated that he feels confident that the Company has never been in a better position to move forward. "As I approach my 70th birthday it is time for the management team currently in place to move the Company ahead."





                              [FEDM LOGO]
                    225 Franklin Street, 20th Floor
                           Boston, MA 02110
                             (617) 451-0100